Exhibit 10.18

THIRD AMENDMENT TO OFFICE LEASE

This THIRD AMENDMENT TO OFFICE LEASE (“Third Amendment”) is made and entered into as of October 6, 2017, by and between KILROY REALTY FINANCE PARTNERSHIP, L.P., a Delaware limited partnership (“Landlord”), and DROPBOX, INC., a Delaware corporation (“Tenant”).

R E C I T A L S :

A.    Landlord and Tenant entered into that certain Office Lease dated January 31, 2014 (the “Office Lease”), as amended by that certain Notice of Lease Term Dates dated August 24, 2015 (the “Notice of Lease Term Dates”), that certain First Amendment to Office Lease dated June 5, 2015 (the “First Amendment”), and that certain Second Amendment to Office Lease dated May 3, 2016 (the “Second Amendment”), whereby Landlord leases to Tenant and Tenant leases from Landlord all of the rentable office space (the “Premises”) in that certain building located at 333 Brannan Street, San Francisco, California (the “Building”). The Office Lease, the Notice of Lease Term Dates, the First Amendment, and the Second Amendment shall collectively be referred to herein as the “Lease”.

B.    Landlord and Tenant desire to make modifications to the Lease, and in connection therewith, Landlord and Tenant desire to amend the Lease as hereinafter provided.

A G R E E M E N T :

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    Capitalized Terms. All capitalized terms when used herein, and not otherwise defined, shall have the same meaning as is given such terms in the Lease unless expressly superseded by the terms of this Third Amendment.

2.    Transfer Premium. Notwithstanding any provision to the contrary set forth in the Lease, as of the date hereof, Tenant shall only be obligated to pay Landlord forty percent (40%) of any Transfer Premium (as defined in Section 14.3 of the Office Lease) received by Tenant from any Transferee (as defined in Section 14.1 of the Office Lease), other than a Permitted Transferee.

3.    No Brokers. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Third Amendment, and that they know of no real estate broker or agent who is entitled to a commission in connection with this Third Amendment. Each party agrees to indemnify and defend the other party against and hold the other party harmless from and against any and all

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claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation reasonable attorneys’ fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent in connection herewith occurring by, through or under the indemnifying party. The terms of this Section 3 shall survive the expiration or earlier termination of the term of the Lease, as hereby amended.

4.    California Accessibility Disclosure. For purposes of Section 1938 of the California Civil Code, Landlord hereby discloses to Tenant, and Tenant hereby acknowledges, that the Premises have not undergone inspection by a Certified Access Specialist (“CASp”). As required by Section 1938(e) of the California Civil Code, Landlord hereby states as follows: “A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises.” In furtherance of the foregoing, Landlord and Tenant hereby agree as follows: (a) any CASp inspection requested by Landlord or Tenant shall be conducted, at the requesting party’s sole cost and expense, by a CASp approved by Landlord, subject to the non-requesting party’s reasonable rules and requirements; and (b) the cost of making any improvements or repairs within the Premises, the Building or the Project to correct violations of construction-related accessibility standards shall be allocated as provided in Article 24 of the Office Lease.

5.    Prohibited Persons; Foreign Corrupt Practices Act and Anti-Money Laundering. Neither (i) Tenant nor any of its officers, directors or managers, or (ii) to Tenant’s knowledge, any of Tenant’s affiliates, nor any of their respective members, partners, other equity holders (excluding any holders of any publicly traded stock or other equity interests of Tenant, if any), officers, directors or managers is, nor during the Lease Term will they become, a person or entity with whom U.S. persons or entities are restricted from doing business under (a) the Patriot Act (as defined below), (b) any other requirements contained in the rules and regulations of the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) (including any “blocked” person or entity listed in the Annex to Executive Order Nos. 12947, 13099 and 13224 and any modifications thereto or thereof or any other person or entity named on OFAC’s Specially Designated Blocked Persons List) or (c) any other U.S. statute, Executive Order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism) or other governmental action (collectively, “Prohibited Persons”). Tenant is not entering into this Third Amendment, directly or indirectly, in violation of any laws relating to drug trafficking, money laundering or predicate crimes to money laundering. As used herein, “Patriot Act” shall mean the USA Patriot Act of 2001, 107 Public Law 56 (October 26, 2001) and all other statutes, orders, rules and regulations of the U.S. government and its various executive departments, agencies and offices interpreting and implementing the Patriot Act.

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6.    Signatures. The parties hereto consent and agree that this Third Amendment may be signed and/or transmitted by facsimile, e-mail of a .pdf document or using electronic signature technology (e.g., via DocuSign or similar electronic signature technology), and that such signed electronic record shall be valid and as effective to bind the party so signing as a paper copy bearing such party’s handwritten signature. The parties further consent and agree that (1) to the extent a party signs this Third Amendment using electronic signature technology, by clicking “SIGN”, such party is signing this Third Amendment electronically, and (2) the electronic signatures appearing on this Third Amendment shall be treated, for purposes of validity, enforceability and admissibility, the same as handwritten signatures.

7.    No Further Modification. Except as set forth in this Third Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect. In the event of any conflict between the terms and conditions of the Lease and the terms and conditions of this Third Amendment, the terms and conditions of this Third Amendment shall prevail.

[signatures appear on following page]

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[Dropbox, Inc.]

IN WITNESS WHEREOF, this Third Amendment has been executed as of the day and year first above written.

“LANDLORD”:

KILROY REALTY FINANCE PARTNERSHIP, L.P., a Delaware limited partnership

By:	Kilroy Realty Finance, Inc., a Delaware corporation Its: General Partner

	By:	/s/ Robert Paratte
	Name:	Robert Paratte
	Its:	Executive Vice President

	By:	/s/ Richard Buziak
	Name:	Richard Buziak
	Its:	Senior Vice President Asset Management

“TENANT”: DROPBOX, INC., a Delaware corporation

By:
Name:
Its:

By:
Name:
Its:

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[Dropbox, Inc.]

IN WITNESS WHEREOF, this Third Amendment has been executed as of the day and year first above written.

“LANDLORD”:

KILROY REALTY FINANCE PARTNERSHIP, L.P., a Delaware limited partnership

By:	Kilroy Realty Finance, Inc., a Delaware corporation Its: General Partner

By:
Name:
Its:

By:
Name:
Its:

“TENANT”: DROPBOX, INC., a Delaware corporation

	By:	/s/ Drew Houston
	Name:	Drew Houston
	Its:	Chief Executive Officer

	By:	/s/ Bart Volkmer
	Name:	Bart Volkmer
	Its:	General Counsel

333 Brannan Street

Third Amendment

[Dropbox, Inc.]